                                                                    Exhibit 99.2

                            CATSKILL LITIGATION TRUST
                      C/ O CHRISTIANA BANK & TRUST COMPANY
                  1314 KING STREET, WILMINGTON, DELAWARE 19801

                                                                January 24, 2007
Joel Asen, Manager
JAF Management,  LLC
445 Old Academy Road
Fairfield, Connecticut 06824

Dear Joel,

      Joe and I enjoyed  meeting  with you and getting your  perspective  on the challenges  facing  the  Catskill  Litigation  Trust  over the next few  months.
Consistent with our discussion with you at that time, we have found that the St.
Regis Mohawk class action  plaintiffs share many of the same challenges and have discussed  merging our interests  with them through an agreement that we are now working to finalize.

      The purpose of this letter is to summarize and formalize the  arrangements we have  discussed  regarding  the use by the  Catskill  Litigation  Trust  (the
"Trust") of consultant  services from JAF Management,  LLC. (the "Consultant") .
Consistent with our discussions with you, we propose the following arrangements:

      A) SCOPE OF SERVICES.  (1) During the term of this  Agreement,  Consultant
will  provide  consulting  services  to  the  Trust  concerning   strategic  and
structuring  alternatives;  capital market and industry conditions and financial valuations relating to potential  settlement  opportunities or active settlement negotiations in connection with any of the litigation  matters (herein  referred to as the  "Litigations")  under the management of the Trust, from time to time, and such other  matters  related to the  foregoing as the Trust may request.  In providing  these  services,  Consultant  will assign Joel Asen to supervise  the services it provides.

   (2) The  Trust  agrees  that any  reference  to  Consultant  in any  release, communication,  or material  distributed to the media is subject to Consultant's prior written  approval,  which it may give or withhold in its sole  discretion, but which shall not be unreasonably withheld. If Consultant resigns prior to the dissemination of any such release,  communication  or material,  no reference to
Consultant  shall be made therein,  despite any prior written  approval that may have been given.

   (3) No statements  made or advice  rendered by Consultant in connection  with the services  performed pursuant to this Agreement will be quoted or referred to in any report, document, release or other communication, whether written or oral
issued  or   transmitted   by  the  Trust  without  the   Consultant's   written
authorization. The Trust shall not authorize or permit such action by any person or  corporation  employed by the Trust or  controlling,  controlled  by or under common control with the Trust or any Trustee, employee, agent or representative.
Written  authorization  of the  Consultant  may be given or withheld in its sole discretion,  which  shall not be  unreasonably  withheld,  except to the  extent required by law (in which case the appropriate  party shall so advise Consultant in writing  prior to such use and shall consult and  cooperate  with  Consultant with respect to the form and timing of disclosure).

   (4) In providing  services  hereunder,  Consultant  shall not  undertake  any fiduciary  responsibility  to the Trust,  its  unitholders or other investors or beneficiaries  and shall not be  responsible  for any  damages  for  failure  to exercise  other  than  ordinary  care.  Consultant  shall  not  enter  into  any engagement or agreement  which shall result in a conflict or potential  conflict of interest with the Trust,  nor shall it receive any  compensation for services rendered in connection with the Trust,  unless it shall have fully disclosed the nature of such conflict or compensation to the Trust and shall have obtained the
Trust's written consent.

   (5)  Consultant  will  perform  all  services  under  this  Agreement  as  an independent  contractor  and  will  be  responsible  for  all  taxes  and  other applicable requirements of law relating to its services. Neither the consultant, nor any of its principals, officers, employees or affiliates shall be treated as an employee or agent of the Trust or shall have the power to bind the Trust.

      B) INFORMATION  CONCERNING THE TRUST. The Trust will assume responsibility for  providing  information  concerning  the  Trust  to  Consultant.  The  Trust recognizes and confirms that, except as to materials and information provided to the Trust by the Consultant as a part of the services covered by this Agreement,
Consultant:  a) will  use and rely on such  information  and  other  information available  from other sources in performing  the services  contemplated  by this
Agreement  without  having  independently  verified the same; b) does not assume responsibility for the accuracy or completeness of the such information;  and c)
will  not  make  any  independent  investigation  of such  information.  Without undertaking to assure the accuracy and completeness of the Trust's  information,
Consultant  retains the right to continue to perform due  diligence on the Trust during the course of the  engagement and the Trust agrees that it will cooperate with such activities in good faith.

      C) PUBLICITY AND  CONFIDENTIALITY.  The Consultant  acknowledges  that the subject matter of this Agreement is highly  sensitive in nature and that serious economic and other harm could arise from the inappropriate release to the public of information  concerning  the matters that are the subject of this  Agreement.
From and after the date of this  Agreement and  thereafter for a period of three years following the date of its termination,  Consultant  agrees to maintain the confidentiality of all material  non-public  information it receives  concerning the Trust and that no such  information  is to be given by the Consultant to any third party concerning this Agreement or the status of the  Litigations,  except as specifically authorized by the Trust or otherwise required by law.

      D)  TERM.  The  Term  of  this  Agreement  commences  on the  date of this
Agreement and end on March 31, 2008.  Upon any expiration  date,  this Agreement may be  automatically  extended  upon  mutual  agreement  of the  parties.  This
Agreement may also be terminated by Consultant at any time,  without cause, upon five days notice, by written notice of termination delivered to the Trust at the address shown above. In the event that the Consultant terminates this Agreement, the Trust shall have no further liability for fees.

      E)  COMPENSATION.  (1) In  payment  for its  services  rendered  and to be rendered  hereunder,  the Trust  agrees to pay to  Consultant  a success  fee in connection with any out-of-court  settlement or termination  arrangement or sale or distribution of any litigation claims by the Trust with respect to any of the
Litigations,  equal to three percent (3%) of the amount by which the  cumulative gross  realizable  value of such settlement or termination  arrangement  exceeds
$200  Million  during  the  term of this  Agreement.  For  this  purpose,  gross realizable  value shall include the value of any  settlement or  termination  or sale of any claim for less than $200 million if such  settlement or  termination is directed by any person  who, by virtue of gaining  control  over the units of the Trust,  is able to direct the Trust to enter into such  settlement  or other termination.  The Trust has entered into a Joint Alliance Agreement with the St.
Regis  Mohawk  Tribe  agreeing  to work  together  toward  the  merger  of their respective  claims within the Trust.  Prior to the  consummation of such merger, the St. Regis Mohawk Tribe has given the Trust exclusive  responsibility for the management  of the claims to be merged  into the  Trust.  For  purposes  of this
Agreement,  any  settlement  of such  claims  shall be  treated as a part of the settlement of the  Litigations.  Nothing in this  Agreement  shall  preclude the
Trustees  from  settling,  terminating  or  selling  any claim or claims for any amount.

   (2) Any compensation  payable to the Consultant hereunder shall be treated as an expense of the Trust and shall not be  deducted in  determining  the value of any settlement or termination arrangement. To the extent that any portion of the gross  realizable  value of such  settlement  is to be realized in the form of a cash payment,  such  compensation  shall be payable  immediately upon receipt of such  payment.  If any  portion  of such value is  represented  by  tangible  or intangible assets, Consultant shall receive a 3% equity interest therein and the
Trustees  shall  provide  the  Consultant  with  satisfactory  documentation  to evidence the ownership of such equity interest and shall provide such assistance to the  Consultant in realizing the cash value of such equity  interest as shall be reasonably requested by the Consultant.

   (3) In  addition to the  compensation  to be paid to  Consultant  as provided above in this Section the Trust shall pay to Consultant,  promptly as billed and properly documented, all reasonable expenses incurred by Consultant in providing services  under this  Agreement,  provided  that the  cumulative  amount of such expenses  shall not exceed  $5,000  without the express  written  consent of the
Trust.

      F)  ASSIGNMENT.  This Agreement may not be assigned by either party hereto without  the  prior  written  consent  of the  other,  to be  given  in the sole discretion of the party from whom such consent is being requested. Any attempted assignment  of this  Agreement  made without  such  consent may be void,  at the option of the other party. This provision shall not apply to any assignment made to a successor of the Trust or Consultant.

      G) THIRD PARTY  BENEFICIARIES.  This Agreement has been and is made solely for the benefit of the Trust,  Consultant and the other Indemnified  Persons and their  respective  successors and assigns,  and no other person shall acquire or have any right under or by virtue of this Agreement.

      H) CONSTRUCTION.  This Agreement  incorporates the entire understanding of the parties  and  supersedes  all  previous  agreements  relating to the subject matter  hereof  should they exist,  and shall be governed  by, and  construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law.

      I) AMENDMENT.  This  Agreement may not be modified or amended  except in a writing duly executed by the parties hereto.

      The above indicates our  understanding of the Agreement  between the Trust and the  Consultant.  Please sign and return to us an  original  and one copy of this letter to indicate your acceptance of its terms as of its date.

                                          Sincerely,

                                          CATSKILL LITIGATION TRUST

                                          /s/ Paul deBary

      AGREED AND ACCEPTED:                BY: PAUL DEBARY, TRUSTEE
      JAF MANAGEMENT, LLC

      /s/ Joel Asen                       /s/ Joseph Bernstein

      BY: JOEL ASEN, MANAGER              BY: JOSEPH BERNSTEIN, TRUSTEE